EXHIBIT (10)(P)


                                         EIGHTH AMENDMENT
                                                TO
                               HARLEYSVILLE MUTUAL INSURANCE COMPANY
                                      HURON INSURANCE COMPANY
                           HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY
                              HARLEYSVILLE-ATLANTIC INSURANCE COMPANY
                                    WORCESTER INSURANCE COMPANY
                                   MID-AMERICA INSURANCE COMPANY
                                NEW YORK CASUALTY INSURANCE COMPANY
                                   GREAT OAKS INSURANCE COMPANY
                                    PENNLAND INSURANCE COMPANY
                                PROPORTIONAL REINSURANCE AGREEMENT
                                ----------------------------------

        This Eighth Amendment to the Proportional Reinsurance Agreement is entered into by and between HARLEYSVILLE MUTUAL INSURANCE COMPANY ("HMIC"), HURON INSURANCE COMPANY ("HURON"), HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY ("HICNJ"), HARLEYSVILLE-ATLANTIC INSURANCE COMPANY ("HAIC"), WORCESTER INSURANCE COMPANY ("WIC"), MID-AMERICA INSURANCE COMPANY ("MAIC"), NEW YORK CASUALTY INSURANCE COMPANY ("NYC"), GREAT OAKS INSURANCE COMPANY ("GOIC"), PENNLAND INSURANCE COMPANY ("Pennland"), and LAKE STATES INSURANCE COMPANY ("LSIC").

        The purpose of this Amendment is to amend the Proportional Reinsurance Agreement ("the Agreement") between Harleysville Mutual Insurance Company, Huron Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Atlantic
Insurance Company, Worcester Insurance Company, Mid-America Insurance Company, New York Casualty Insurance Company, Great

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Oaks Insurance Company, and Pennland Insurance Company dated
April 7, 1986, and amended June 30, 1987, December 30, 1988, November 22, 1989, March 19, 1990, August 9, 1993 (with revision dated August 2, 1994), March 16, 1995, and March 18, 1996, in which those companies created a common risk-sharing pool for their underwriting operations, to adjust the participation of certain participating companies, and to provide for the participation of a new subsidiary, LSIC.

        In consideration of the mutual agreements hereinafter set forth and contained in the Agreement, the parties hereby agree as follows:

        1. LSIC is a subsidiary of HMIC as that term is defined in Paragraph 1.6 of Part I of the Proportional
                Reinsurance Agreement.

        2.      LSIC shall participate in the Agreement as of January
                1, 1997.

        3. As of January 1, 1997, the proportionate share of all participants shall be as set forth in Exhibit I to this Eighth Amendment.

        4. The definitions of "book of business then in force" and "net" found in paragraphs 1.3 and 1.4 of Part I of the Proportional Reinsurance Agreement shall exclude any and all liabilities assumed by Huron from Lake States Insurance Company pursuant to any quota share reinsurance agreement entered into by Huron and LSIC and shall exclude any and all liabilities assumed by HMIC from certain pool members pursuant to the Aggregate Catastrophe Reinsurance Agreement entered into by HMIC and those pool members whose stock is 100% owned directly or indirectly by Harleysville Group Inc.

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        5.      As of January 1, 1997, the second sentence of
                paragraph 1.2 of Part II of the Proportional
                Reinsurance Agreement shall be amended to read: "In consideration of this assumption, the Subsidiaries agree to pay to HMIC, as soon as practicable thereafter, their: (1) net unearned premium reserves less commission at the rate of 24% thereon, except in the case of Pennland, for which the rate will be 16% and in the case of LSIC, for which the rate will be 22%, (2) reserves for outstanding net losses, and (3) reserves for outstanding net expenses, all as of the close of business", and the second sentence of paragraph 1.4 of Part II shall be amended to read "In consideration of this assumption, HMIC agrees to pay to the Subsidiaries, as soon as practicable thereafter, their proportionate share of the combined net unearned premium reserves, less commissions at the rate of 24% thereon, except that with regard to net unearned premium reserves attributable to cessions from Pennland and LSIC, the rate of commission shall be 16% and 22%, respectively."

        6. All other terms and conditions of the Proportional Reinsurance Agreement as amended shall remain the same and apply to LSIC, except the term "opening of business" found in Part I, Paragraph 1.1, shall mean for LSIC 12:01 A.M., January 1, 1997 (although for the last sentence of Part II, Paragraph 1.4, the term shall continue to mean January 1, 1986).

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        IN WITNESS WHEREOF, the parties hereto have caused this
Eighth Amendment to the Proportional Reinsurance Agreement to
be executed by their duly authorized respective officers on
this  3rd  day of    March       , 1997.
        -----              ---------------              ----


ATTEST:                         HARLEYSVILLE MUTUAL INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/WALTER R. BATEMAN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Walter R. Bateman, President & CEO


                                HURON INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President


                                HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY

/s/ROGER A. BROWN               BY:      /s/MARK R. CUMMINS
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Mark R. Cummins, Treasurer


                                HARLEYSVILLE-ATLANTIC INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President


                                WORCESTER INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President


                                MID-AMERICA INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President


                                NEW YORK CASUALTY INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/MARK R. CUMMINS
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Mark R. Cummins, Assistant Treasurer


                                GREAT OAKS INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President


                                PENNLAND INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/ROBERT G. WHITLOCK, Jr.
-------------------------               ---------------------------------------
Roger A. Brown, Secretary               Robert G. Whitlock, Jr., Vice President


                                LAKE STATES INSURANCE COMPANY

/s/ROGER A. BROWN               BY:      /s/THOMAS E. RODEN
-------------------------               ------------------------------------
Roger A. Brown, Secretary               Thomas E. Roden, Vice President

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                                             EXHIBIT I
                                              TO THE
                                         EIGHTH AMENDMENT
                                              TO THE
                                PROPORTIONAL REINSURANCE AGREEMENT


        POOL PARTICIPANTS                             POOL PARTICIPATIONS
        -----------------                             -------------------

Harleysville Mutual Insurance Company                         23%

Harleysville-Atlantic Insurance Company                        5%

Huron Insurance Company                                       18%

Harleysville Insurance Company of New Jersey                  19%

Mid-America Insurance Company                                  1%

New York Casualty Insurance Company                            3%

Worcester Insurance Company                                   15%

Great Oaks Insurance Company                                   1%

Pennland Insurance Company                                     7%

Lake States Insurance Company                                  8%

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